June 2025 Cullinan Therapeutics Licensing of velinotamig (BCMAxCD3) from Genrix Bio Exhibit 99.2

Important Notice and Disclaimers This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements regarding Cullinan’s beliefs and expectations regarding the potential benefits of, and plans relating to, the license agreement between Cullinan and Genrix, including anticipated milestone payments under the license agreement; the therapeutic potential of Velinotamig; the timing of planned clinical development of Velinotamig; our expectations regarding our cash resources; and other statements that are not historical facts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management's current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. These risks include, but are not limited to, the following: uncertainty regarding the timing and results of regulatory submissions; the success of our clinical trials and preclinical studies; risks related to our ability to protect and maintain our intellectual property position; risks related to manufacturing, supply, and distribution of our product candidates; the risk that any one or more of our product candidates, including those that are co-developed, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; the effect of changes in global economic conditions, including uncertainties related to international trade policies, tariffs and supply chain dynamics on our business and operations; and the success of any collaboration, partnership, license or similar agreements. These and other important risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except to the extent required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither Cullinan nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements included in this presentation. Any forward-looking statement included in this presentation speaks only as of the date on which it was made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Agenda Introduction Nadim Ahmed BCMA & Velinotamig Overview Jeff Jones Deal Terms & Financial Context Mary Kay Fenton Strategic Perspective & Next Steps Nadim Ahmed Q&A Nadim Ahmed Chief Executive Officer Jeff Jones, MD, MBA Chief Medical Officer Mary Kay Fenton Chief Financial Officer 3 © CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY PRESENTERS

CULLINAN THERAPEUTICS Our Mission: Create new standards of care for patients Cullinan Therapeutics is entering into an agreement with Genrix Bio for a global (ex-Greater China*), all indication, exclusive license agreement for velinotimag. Velinotamig is a BCMAxCD3 bispecific T cell engager (TCE) with best-in-class potential. Genrix Bio will execute a planned Phase 1 study in China in patients with autoimmune diseases; Genrix Bio plans to initiate the study later this year. Cullinan plans to utilize the data generated to accelerate global clinical development of velinotamig in autoimmune diseases. Adding a BCMAxCD3 bispecific T cell engager (plasma cell depleter) to our pipeline will complement CLN-978 (B cell depleter) and creates the opportunity to impact more patients across a broader range of autoimmune diseases than either molecule alone, while utilizing our core expertise with TCEs. We are leveraging the strength of our balance sheet to expand and strengthen our portfolio of high-opportunity and high-impact autoimmune programs in a capital efficient manner while creating additional near-term and long-term value-driving catalysts. Importantly, as a result of refining our oncology pipeline, we can reiterate our existing guidance to have cash resources into 2028 based on our current operating plan. © CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED. *Greater China, including the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan

Growing global prevalence of autoimmune diseases underscores need for treatments that deliver durable remissions

OPPORTUNITY TO ADDRESS AUTOIMMUNE DISEASES THROUGH B CELL AND LONG-LIVED PLASMA CELL DEPLETION

Combined ~41.6M patients globally



- Rheumatoid Arthritis
- Systemic Sclerosis
- Membranous Nephropathy
- NMOSD
- Thyroid Eye Disease
- Systemic Lupus Erythematous
- Multiple Sclerosis
- Idiopathic Inflammatory Myopathies
- Idiopathic Thrombocytopenia Purpura
- Myasthenia Gravis
- Sjögren's Disease
- ANCA+ Vasculitis
- Pemphigus Vulgaris
- Autoimmune Hemolytic Anemia
- Graves Disease





Source: SLE: Tian J, Zhang D, Yao X, Huang Y, Lu Q. Global epidemiology of systemic lupus erythematosus: a comprehensive systematic analysis and modelling study. Ann Rheum Dis. Published online October 14, 2022. RA: Rheumatoid arthritis: Key Facts. WHO. Published online June 28, 2023. MG: Dresser L, Wlodarski R, Rezania K, Soliven B. Myasthenia Gravis: Epidemiology, Pathophysiology and Clinical Manifestations. J Clin Med. 2021 May 21;10(11):2235. SS: Tian J, Kang S, Zhang D, Huang Y, Zhao M, Gui X, Yao X, Lu Q. Global, regional, and national incidence and prevalence of systemic sclerosis. Clin Immunol. 2023 Mar;248:109267. MN: Ronco, P., Beck, L., Debiec, H. et al. Membranous nephropathy. Nat Rev Dis Primers 7, 69 (2021). ITP: Affected Populations. Immune Thrombocytopenia.National Organization for Rare Disorders. Last updated 2022. MS: MS Prevalence. National MS Society. IIM: Khoo, T., Lilleker, J.B., Thong, B.YH. et al. Epidemiology of the idiopathic inflammatory myopathies. Nat Rev Rheumatol 19, 695–712 (2023). NMOSD: Bagherieh S, Afshari-Safavi A, Vaheb S, Kiani M, Ghaffary EM, Barzegar M, Shaygannejad V, Zabeti A, Mirmosayyeb O. Worldwide prevalence of neuromyelitis optica spectrum disorder (NMOSD) and neuromyelitis optica (NMO): a systematic review and meta-analysis. Neurol Sci. 2023 Jun;44(6):1905-1915. AHA: Hansen D.L., Möller S., Andersen K., Gaist D., Frederiksen H. Increasing Incidence and Prevalence of Acquired Hemolytic Anemias in Denmark, 1980–2016. Clin. Epidemiol. 2020;12:497–508. ANCAV: Redondo-Rodriguez R, Mena-Vázquez N, Cabezas-Lucena AM, Manrique-Arija S, Mucientes A, Fernández-Nebro A. Systematic Review and Metaanalysis of Worldwide Incidence and Prevalence of Antineutrophil Cytoplasmic Antibody (ANCA) Associated Vasculitis. J Clin Med. 2022 May 4;11(9):2573. Sjogren's: Epidemiology. Sjogren Syndrome. Medscape. Last updated: March 24, 2023. PV: Rosi-Schumacher M, Baker J, Waris J, Seiffert-Sinha K, Sinha AA. Worldwide epidemiologic factors in pemphigus vulgaris and bullous pemphigoid. Front Immunol. 2023 Apr 25;14:1159351. Graves'/TED: Girgis CM, Champion BL, Wall JR. Current concepts in graves' disease. Ther Adv Endocrinol Metab. 2011;2(3):135-144. doi:10.1177/2042018811408488

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Plasma cell depletion may be important for disease modification of autoimmune diseases driven by long-lived plasma cells


Stem cell
Pro-B cell
Pre-B cell
Immature B cell
Naïve B cell
Memory B cell
Plasmablast
Short-lived plasma cell
Long-lived plasma cell
CD19
BCMA

- B cell dysfunction is central to the pathogenesis of many autoimmune diseases, and broadly and deeply depleting these cells by targeting **CD19** appears necessary to affect an immune system reset
- Autoantibodies central to the pathogenesis of other autoimmune diseases are predominantly produced by plasma cells, particularly long-lived plasma cells, so depleting these cells by targeting **BCMA** could potentially improve outcomes[1,2,3]

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[1] Dong N., Zhang H., Song J., et al. B-cell maturation antigen expression and clinical features of plasmablastic lymphoma. EJHaem. 2024 Jan 18;5(1):285-289. doi: 10.1002/jha2.807. PMID: 38406544; PMCID: PMC10887266
[2] Pillarisetti K., Powers G., Luistro L., et al. Teclistamab is an active T cell-redirecting bispecific antibody against B-cell maturation antigen for multiple myeloma. Blood Adv. 2020 Sep 22;4(18):4538-4549. doi: 10.1182/bloodadvances.2020002393. PMID: 32956453; PMCID: PMC7509877
[3] Tian D.S., Qin C., Dong M.H., et al. cell lineage reconstitution underlies CAR-T cell therapeutic efficacy in patients with refractory myasthenia gravis. EMBO Mol Med. 2024 Apr;16(4):966-987. doi: 10.1038/s44321-024-00043-z. Epub 2024 Feb 26. PMID: 38409527; PMCID: PMC11018773

© CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED.
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Established MOA and validated target: clinical data for teclistamab, a BCMAxCD3 bispecific T cell engager, in autoimmune diseases

BCMA X CD3 TCE IN RA, SjD, IIM, SSc

Clinical effect, profound decrease in autoantibodies and IgG levels in four patients with autoimmune diseases that were multi-drug resistant (n=4)

Changes in Serum Autoantibodies at Latest Follow-up

	Autoantibody	Baseline	Follow-up
Patient 1 (systemic sclerosis)	ANA — titer	1:3200	1:100
	PM-Scl-75 — RU (normal <15)	30	1
	PM-Scl-100 — RU (normal <15)	35	3
Patient 2 (primary Sjögren's syndrome)	ANA — titer	1:10,000	1:3200
	SS-A/Ro-52 — U/ml (normal <25)	129.7	55.3
	SS-A/Ro-60 — U/ml (normal <25)	189.5	131.3
	SS-B/La — U/ml (normal <25)	222.5	165.2
	PL-7 — RU (normal <15)	122	91
Patient 3 (idiopathic inflammatory myositis)	ANA — U/ml (normal <25)	1:100	1:100
	MDA5 — RU (normal <15)	38	18
Patient 4 (rheumatoid arthritis)	RF — U/ml (normal <25)	507.2	18.4
	CCP2 — U/ml (normal <25)	2.7	0.9
	MCV — U/ml (normal <25)	82.9	3.0



IgG Levels in Serum
2500
2000
1500
1000
500
0
mg/dl
Primary Sjögren's syndrome
Idiopathic inflammatory myositis
Rheumatoid arthritis
Systemic sclerosis
Baseline
1
2
3
4
Follow-up
No. of Teclistamab Dose

Clinical Efficacy Analysis

	Patient 1 (systemic sclerosis)		Patient 2 (primary Sjögren's syndrome)		Patient 3 (idiopathic inflammatory myositis)		Patient 4 (rheumatoid arthritis)	
	Before treatment	After treatment	Before treatment	After treatment	Before treatment	After treatment	Before treatment	After treatment
Visual analogue scale (patient global) — mm	90	50	50	10	50	20	60	40
Modified Rodnan skin score — units	39	24	N/A	N/A	N/A	N/A	N/A	N/A
ESSDAI (Sjögren's syndrome activity) — units	N/A	N/A	34	15	N/A	N/A	N/A	N/A
CDASI (skin inflammation) — units	N/A	N/A	N/A	N/A	22	6	N/A	N/A
MMT-8 (diffusion capacity of lung) — units	N/A	N/A	N/A	N/A	138	150	N/A	N/A
DAS28–CRP (arthritis) — units	N/A	N/A	N/A	N/A	3.6	1.6	5.6	1.9
Health assessment questionnaire — units	2.5	2.1	1.3	1.1	1.8	1.0	3.0	1.6
DLCOSB (single-breath diffusion capacity of lung for carbon monoxide) — percent of predicted	34	33	23	27	44	57	76	72

Hagen M et al. *NEJM*. 2024.

BCMA X CD3 TCE IN SLE

Plasma cell depletion and drug free remission in severe, refractory SLE (n=1)



SLEDAI-2K
Score
24
20
16
12
8
4
0
0 0 0 0 0 0
0 2 4 6 8 10 12 14 16
Weeks
Complement (2)
Anti-dsDNA (2)
Rash (2)
Oral ulcer (2)
Arthritis (4)
Leukocyturia (4)
Proteinuria (4)



Plasma Cells
Baseline
After 8 Weeks
CD38
5.4%
0.0%
CD138

Alexander T et al. *NEJM*. 2024.

- In patients who failed conventional therapies, teclistamab **improved disease activity**
- Short-term treatment resulted in **rapid onset of clinical effect**
- Results demonstrate the promise of **targeting the plasma cell compartment** in autoimmune patients with a BCMA TCE

© CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED.

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SLE = Systemic Lupus Erythematosus; RA = Rheumatoid Arthritis; SjD = Sjögren's Disease; IIM = Idiopathic Inflammatory Myositis; SSc = Systemic Sclerosis

Velinotamig: a BCMAxCD3 bispecific T cell engager with clinical evidence of robust plasma cell depletion

VELINOTAMIG BISPECIFIC BCMAXCD3 T CELL ENGAGER


common light chain
anti-CD3
anti-BCMA
rigid hinge region
knob into hole

VELINOTAMIG A HIGHLY SELECTIVE, DIFFERENTIATED MOLECULE

- Binds to the BCMA and CD3 antigens, **redirecting cytotoxic T cells to target BCMA-expressing cells**
- **High affinity for BCMA and lower affinity for CD3:** affinity for BCMA is two orders of magnitude higher than for CD3, promoting recruitment and activation of T cells while minimizing non-specific T cell activation
- A rigid hinge region enhances synapse formation between T cells and target cells to **eliminates BCMA+ plasma cells**
- Similar structure as classic monoclonal antibody and possible lower immunogenicity by using **common light chain; subcutaneous administration (i**n development) is feasible cullinan THERAPEUTICS
© CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED.
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Velinotamig current clinical development status in China GR1803-001: A (follow-up) completed Phase 1 study in patients with relapsed/refractory multiple myeloma GR1803-002: A Phase 2 pivotal study in patients with relapsed/refractory multiple myeloma GR1803-003: A Phase 2 pivotal study in patients with relapsed/refractory multiple myeloma with extramedullary lesions Velinotamig received Breakthrough Therapy Designation by the Center for Drug Evaluation (CDE) for the treatment of relapsed/refractory multiple myeloma. PLANNED CLINICAL TRIAL IN AUTOIMMUNE DISEASES Genrix Bio plans to conduct a Phase 1 study in China in patients with autoimmune diseases beginning later this year. Cullinan expects the data generated to accelerate the global clinical development of velinotamig in autoimmune diseases. Following the completion of the Genrix Bio Phase 1 study, Cullinan will conduct all further development of velinotamig in autoimmune diseases COMPLETED/ ONGOING CLINICAL TRIALS IN MULTIPLE MYELOMA

Agreement builds upon accumulated data, leveraging Genrix Bio’s established expertise and KOL network to accelerate clinical development Genrix Bio has an existing network of leading autoimmune clinical investigators in China, allowing for rapid study start-up and patient accrual for the planned Phase 1 study in autoimmune diseases* Genrix Bio is an established clinical innovator in autoimmune diseases, with one approved product (xeligekimab, an anti-IL17 mAb) and several late-stage autoimmune disease trials currently ongoing Genrix Bio has established expertise in immune modulation, with a robust portfolio of late-stage assets across autoimmune diseases and oncology This licensing agreement expands Cullinan’s ability to bring high-impact therapies to more people with autoimmune diseases, leveraging expertise in immune modulation and TCEs to accelerate the advancement of paradigm shifting molecules *Following the completion of the Genrix Bio Phase 1 study, Cullinan will conduct all further development of velinotamig in autoimmune diseases.

Velinotamig has demonstrated meaningful efficacy in late-line patients with relapsed/refractory multiple myeloma: Phase 1 results at RP2D target dose

- **Higher ORR** rate observed relative to approved BCMA TCEs
- **Higher ORR** in patients with extramedullary disease **(EMD), a particularly poor prognosis subset of MM patients**
- Similar **CR and ≥VGPR rate** versus the majority of approved BCMA TCEs, despite a **larger proportion of EMD patients**

		Approved molecules[b] *(in U.S. and or EU)*		
	Velinotamig[a] (n=48)	**Elranatamab[1,2] (n=97)**	**Teclistamab[3,4,5] (n=110)**	**Linvoseltamab[6] (n=117)**
ORR (sCR + CR + VGPR + PR)	85.4%	57.7%	61.8%	70.9%
≥VGPR (sCR + CR + VGPR)	66.7%	51.5%	57.3%	63.2%
CR (sCR + CR)	33.3%	25.8%	28.2%	49.6%
MRD-neg rate (in all patients)	39.6%	*n/a*	26.7%	*n/a*
Proportion of EMD patients in study	50.0%	34.0%	25.5%	16.2%
ORR in EMD	79.2%	36.4%	35.7%	52.6%

a. Data from trial: *Phase 1 clinical study of the safety, pharmacokinetics, immunogenicity and preliminary efficacy of single and multiple administrations of GR1803 (velinotamig) in patients with relapsed/refractory multiple myeloma*. Velinotamig data as of July 31, 2024 cutoff date; includes patients who have received the target dose of 180 ug/kg, which was explored with (n=25) and without a step-up priming regimen (n=23). The recommended Phase 2 dose (RP2D) for further development includes a step-up priming regimen.
b. Data provided for context only; direct comparisons between molecules can not be made in the absence of head-to-head clinical trials.

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1. https://labeling.pfizer.com/ShowLabeling.aspx?id=19669#ID_b883b50f-6abb-40b6-ab24-68b9b6e74ac3
2. Lesokhin AM, Tomasson MH, Arnulf B, et al. Elranatamab in relapsed or refractory multiple myeloma: phase 2 MagnetisMM-3 trial results. Nat Med. 2023;29:2259-2267. doi:10.1038/s41591-023-02528-9
3. https://www.janssenlabels.com/package-insert/product-monograph/prescribing-information/TECVAYLI-pi.pdf
4. https://www.jnjmedicalconnect.com/products/tecvayli/medical-content/tecvayli-use-in-patients-with-extramedullary-disease
5. Moreau P, Garfall A, van de Donk C, et al. Teclistamab in relapsed or refractory multiple myeloma. N Engl J Med. 2022;387:495-505
6. Naresh Bumma et al. Linvoseltamab for Treatment of Relapsed/Refractory Multiple Myeloma. JCO 42, 2702-2712(2024). DOI:10.1200/JCO.24.01008

VED. 11

Overview of velinotamig safety data at RP2D target dose Any grade ≥Grade3 Velinotamig (n=48)* Cytokine release syndrome 89.6% 6.3% Infection 81.3% 50.0% ICANS 0% 0% Neutrophil count decreased 89.6% 64.6% Platelet count decreased 79.2% 39.6% White blood cell count decreased 89.6% 35.4% Lymphocyte count decreased 62.5% 60.4% Opportunities to further mitigate CRS are being implemented: Alternative step-up dosing regimen Introduction of subcutaneous formulation No ICANS of any grade at the RP2D Augmented supportive care measures to reduce the risk of infection will be implemented in autoimmune studies *Data from trial: Phase 1 clinical study of the safety, pharmacokinetics, immunogenicity and preliminary efficacy of single and multiple administrations of GR1803 (velinotamig) in patients with relapsed/refractory multiple myeloma. Velinotamig data as of July 31, 2024 cutoff date; includes patients who have received the target dose of 180 ug/kg, which was explored with (n=25) and without a step-up priming regimen (n=23). The recommended Phase 2 dose (RP2D) for further development includes a step-up priming regimen.

Enthusiasm for CLN-978 from global network of investigators, leading KOLs and patient advocacy groups provides momentum for velinotamig development VELINOTAMIG AUTOIMMUNE DISEASES Plans to initiate a Phase 1 trial Aim: Evaluate the safety, PK, PD, and potential effectiveness of velinotamig CLN-978 RHEUMATOID ARTHRITIS (RA) Phase 1 trial Aim: Evaluate the safety, PK, PD, and potential effectiveness of CLN-978 CLN-978 Phase 1 trial Aim: Evaluate the safety, PK, PD, and potential effectiveness of CLN-978 SJÖGREN’S DISEASE (SjD) CLN-978 Phase 1 trial Aim: Evaluate the safety, PK, PD, and potential effectiveness of CLN-978 SYSTEMIC LUPUS ERYTHEMATOSUS (SLE) Expansion into autoimmune diseases HREC approval to start SLE trial in Australia  EMA approval to initiate RA trial  Expansion into SjD  Cullinan licenses velinotamig from Genrix Bio SLE US IND filing April 2024 September October April 2025 June © CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED. SLE US IND clearance And with pioneering researchers… In collaboration with patient advocacy groups…

Deal provides favorable upfront economics for Cullinan for an asset with meaningful efficacy and safety data and best-in-class potential Coupled with refining our oncology pipeline, Cullinan can reiterate existing guidance to have cash resources into 2028 based on current operating plan Upfront license fee: Cullinan will pay Genrix Bio $20 million for exclusive rights to develop and commercialize velinotamig in all disease areas globally outside of Greater China* Future milestone payments: Genrix Bio will be eligible to receive future payments up to: $292 million associated with development and regulatory milestones $400 million associated with sales-based milestones Royalties: Genrix Bio will be eligible to receive tiered royalties from mid-single digits up to the mid-teens on potential ex-Greater China* commercial sales *Greater China, including the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan

Next steps: Focused on rapid initiation of global regulatory and clinical development plans Execute parallel development for CLN-978 and velinotimag across both B-cell and plasma cell mediated autoimmune diseases Genrix Bio initiates Phase 1 study, characterizing the safety and tolerability profile of velinotimag in autoimmune diseases* Activate existing autoimmune investigator and KOL network for clinical development Prepare for global regulatory interactions *Following the completion of the Genrix Bio Phase 1 study, Cullinan will conduct all further development of velinotamig in autoimmune diseases.

Velinotamig agreement illustrates strategy of aligning the right target with the best modality while utilizing our core expertise in T cell engagers Leveraging our extensive investigator and KOL network, we will continue to be a leader in developing and advancing T cell engagers in the clinic in autoimmune diseases TCEs represent the next wave of innovation in autoimmune diseases Velinotamig has demonstrated meaningful efficacy in patients with r/r multiple myeloma, including depletion of plasma cells in the tissues of patients with extramedullary disease, a poor prognosis population Velinotamig has best-in-class potential Genrix Bio plans to expeditiously initiate a Phase 1 study in China in patients with autoimmune diseases* later this year allowing us the opportunity to accelerate our global clinical development plans for velinotamig Rapid initiation of global regulatory and clinical development plans Adding velinotamig, a BCMAxCD3 bispecific T cell engager, to our pipeline will complement CLN-978 and creates the opportunity for us to address the needs of patients across a broader range of autoimmune diseases Pursuing comprehensive B cell and plasma cell depletion We are strengthening our portfolio of high-opportunity and high-impact autoimmune programs, while creating additional near-term and long-term value-driving catalysts and maintaining cash runway into 2028 *Following the completion of the Genrix Bio Phase 1 study, Cullinan will conduct all further development of velinotamig in autoimmune diseases.

CULLINAN THERAPEUTICS Q&A Nadim Ahmed Chief Executive Officer Jeff Jones, MD, MBA Chief Medical Officer Mary Kay Fenton Chief Financial Officer © CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED.